UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

The Beachbody Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39735	85-3222090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Continental Blvd, Suite 400

El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 883-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BODY	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	BODY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Beachbody Company, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2022. The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	The election of seven nominees to serve as directors for a one-year term to expire at the 2023 annual meeting of stockholders. The following seven directors were elected by the votes indicated.

	For	Withheld	Broker Non-Votes
Carl Daikeler	1,464,968,980.39	1,921,942.25	21,618,417.74
Mary Conlin	1,466,054,876.78	836,045.85	21,618,417.74
Kristin Frank	1,466,010,143.47	880,779.17	21,618,417.74
Michael Heller	1,462,162,179.97	4,728,742.67	21,618,417.74
Kevin Mayer	1,466,071,475.91	819,446.73	21,618,417.74
John Salter	1,465,182,883.77	1,708,038.87	21,618,417.74
Ben Van de Bunt	1,465,134,934.55	1,755,988.09	21,618,417.74

2.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The selection was ratified by the votes indicated.

For	Against	Abstain	Broker Non-Votes
1,484,173,544.68	3,180,051.22	1,155,744.48	0

3.

The approval on a non-binding, advisory basis, of the frequency of future advisory votes, following the first annual meeting during which the Company holds such a vote, on the compensation of the Company’s named executive officers pursuant to the SEC’s compensation disclosure rules. The selection of One Year was ratified by the votes indicated.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,465,678,965.60	220,856.77	604,344.34	386,755.93	21,618,417.74

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022		The Beachbody Company, Inc.

	By:	/s/ Blake T. Bilstad
Blake T. Bilstad
Chief Legal Officer and Corporate Secretary